The Glenmede Fund, Inc.
The Glenmede Portfolios

Supplement dated May 1, 2008 to the
Money Market Portfolios and Bond Portfolios Prospectus
and
Statement of Additional Information
Dated February 28, 2008

Government Cash Portfolio, Muni Intermediate Portfolio, and New Jersey Muni Portfolio

This Supplement modifies the Prospectus and Statement of Additional Information dated February 28, 2008. Please keep this supplement and read it together with the Prospectus and Statement of Additional Information.

Effective May 1, 2008, Michael C. Crow replaced Mary Ann B. Wirts as the portfolio manager primarily responsible for the management of the Government Cash Portfolio, Muni Intermediate Portfolio and New Jersey Muni Portfolio. Accordingly, the following information replaces the seventh paragraph of the section entitled “Investment Advisor” under the heading “Management of the Portfolios” of the Money Market Portfolios and Bond Portfolios Prospectus dated February 28, 2008.

Effective May 1, 2008, Michael C. Crow, Portfolio Manager, is primarily responsible for the management of the Government Cash Portfolio, Muni Intermediate Portfolio and New Jersey Muni Portfolio. He has been employed by the Advisor since May 1, 2008. Prior to joining the Advisor, Mr. Crow served as a portfolio manager and trader for high net worth clients for Glenmede Trust from May 2001 to April 2008 and its subsidiary, Glenmede Advisers, Inc., from August 2002 to December 2006. Prior to his employment at Glenmede Trust, he served as a vice president of secondary marketing for Chapel Mortgage Corporation responsible for hedging the mortgage origination portfolio from September 1992 to May 2001.

Mary Ann B. Wirts, Managing Partner and Chief Administrative Officer of the Advisor, is the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio, which she has managed since November 1988. Mrs. Wirts has been employed by the Advisor and its predecessors since 1982.

The following information is added to the tables appearing under the caption “Portfolio Managers” starting on page 42 of the Statement of Additional Information:

As of May 1, 2008, Mr. Crow was also primarily responsible for the day-to-day management of the following other accounts:

	Type of Accounts	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Performance-Based Advisory Fees	Total Assets Managed with Performance-Based Advisory Fees
Glenmede Investment Management LP			$		$
Michael C. Crow	Registered Investment Companies	None	0	None	0
	Other Pooled Investment Vehicles	None	0	None	0
	Other Accounts	None	0	None	0

As of May 1, 2008, Mr. Crow beneficially owned 23,460 shares of the Government Cash Portfolio.